Ex-99.12(c) Registrant’s notice to Shareholders
Form N-CSR Item 12(c) Exhibit
Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in April 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the April distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: April 2009
Distribution Amount per Common Share: $0.137
The following table sets forth an estimate of the sources of the Fund’s April distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year to Date[1]
Net Investment Income	$0.013	9.4%	$0.100	10.4%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.124	90.6%	$0.859	89.6%
Total per common share	$0.137	100.0%	$0.959	100.0%

[1]	The Fund’s fiscal year is October 1, 2008 to September 30, 2009
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the period from inception through March 31, 2009[1]	-0.74%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2009[2]	14.22%
Cumulative total return at NAV for the fiscal year through March 31, 2009[3]	-24.50%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of March 31, 2009[4]	7.11%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the period from inception (10/29/2004) through March 31, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to March 31, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to March 31, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 7:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund
April 30, 2009

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in May 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the May distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: May 2009
Distribution Amount per Common Share: $0.137
The following table sets forth an estimate of the sources of the Fund’s May distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year to Date[1]
Net Investment Income	$0.012	8.9%	$0.112	10.2%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.125	91.1%	$0.984	89.8%
Total per common share	$0.137	100.0%	$1.096	100.0%

[1]	The Fund’s fiscal year is October 1, 2008 to September 30, 2009
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the period from inception through April 30, 2009[1]	0.12%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2009[2]	13.70%
Cumulative total return at NAV for the fiscal year through April 30, 2009[3]	-20.68%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of April 30, 2009[4]	7.99%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the period from inception (10/29/2004) through April 30, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to April 30, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to April 30, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund
May 29, 2009

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in June 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the June distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: June 2009
Distribution Amount per Common Share: $0.137
The following table sets forth an estimate of the sources of the Fund’s June distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year to Date[1]
Net Investment Income	$0.010	7.5%	$0.122	9.9%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.127	92.5%	$1.111	90.1%
Total per common share	$0.137	100.0%	$1.233	100.0%

[1]	The Fund’s fiscal year is October 1, 2008 to September 30, 2009
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the period from inception through May 31, 2009[1]	1.03%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2009[2]	13.16%
Cumulative total return at NAV for the fiscal year through May 31, 2009[3]	-16.51%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of May 31, 2009[4]	8.78%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the period from inception (10/29/2004) through May 31, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to May 31, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to May 31, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund
June 30, 2009

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in July 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the July distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: July 2009
Distribution Amount per Common Share: $0.137
The following table sets forth an estimate of the sources of the Fund’s July distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year to Date[1]
Net Investment Income	$0.009	6.4%	$0.130	9.5%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.128	93.6%	$1.240	90.5%
Total per common share	$0.137	100.0%	$1.370	100.0%

[1]	The Fund’s fiscal year is October 1, 2008 to September 30, 2009
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the period from inception through June 30, 2009[1]	1.15%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2009[2]	13.20%
Cumulative total return at NAV for the fiscal year through June 30, 2009[3]	-15.83%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of June 30, 2009[4]	9.90%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the period from inception (10/29/2004) through June 30, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to June 30, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to June 30, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund
July 31, 2009

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in August 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the August distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: August 2009
Distribution Amount per Common Share: $0.137
The following table sets forth an estimate of the sources of the Fund’s August distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year to Date[1]
Net Investment Income	$0.008	5.6%	$0.139	9.2%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.129	94.4%	$1.368	90.8%
Total per common share	$0.137	100.0%	$1.507	100.0%

[1]	The Fund’s fiscal year is October 1, 2008 to September 30, 2009
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the period from inception through July 31, 2009[1]	2.08%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2009[2]	12.67%
Cumulative total return at NAV for the fiscal year through July 31, 2009[3]	-11.32%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of July 31, 2009[4]	10.55%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the period from inception (10/29/2004) through July 31, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to July 31, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to July 31, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund
August 31, 2009

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in September 2009. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the September distribution. It is not determinative of the tax character of the Fund’s distributions for the 2009 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: September 2009
Distribution Amount per Common Share: $0.137
The following table sets forth an estimate of the sources of the Fund’s September distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year to Date[1]
Net Investment Income	$0.007	5.1%	$0.145	8.8%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.130	94.9%	$1.499	91.2%
Total per common share	$0.137	100.0%	$1.644	100.0%

[1]	The Fund’s fiscal year is October 1, 2008 to September 30, 2009
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the period from inception through August 31, 2009[1]	2.51%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2009[2]	12.48%
Cumulative total return at NAV for the fiscal year through August 31, 2009[3]	-9.08%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of August 31, 2009[4]	11.44%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the period from inception (10/29/2004) through August 31, 2009.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2009.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to August 31, 2009 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to August 31, 2009 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2009.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2009 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund
September 30, 2009